Leases	12 Months Ended
Dec. 31, 2017
Leases
Leases

7Leases

The Company leases most of its retail and mail order locations, 13 of its distribution centers and certain corporate offices under noncancelable operating leases, typically with initial terms of 15 to 25 years and with options that permit renewals for additional periods. The Company also leases certain equipment and other assets under noncancelable operating leases, typically with initial terms of 3 to 10 years. In December 2015, in connection with the acquisition of the pharmacy and clinic businesses of Target, the Company entered into lease agreements with Target for the pharmacy and clinic space within Target stores. Given that the noncancelable contractual term of the pharmacy lease arrangement exceeds the remaining estimated economic life of the buildings being leased, the Company concluded for accounting purposes that the lease term was the remaining economic life of the buildings. Consequently, most of the individual pharmacy leases are capital leases. Approximately $0.3 billion of capital lease obligations were recorded in connection with this transaction.

Minimum rent on operating leases is expensed on a straight-line basis over the term of the lease. In addition to minimum rental payments, certain leases require additional payments based on sales volume, as well as reimbursement for real estate taxes, common area maintenance and insurance, which are expensed when incurred.

The following table is a summary of the Company’s net rental expense for operating leases for the years ended December 31:

In millions	2017	2016	2015
Minimum rentals	$2,455	$2,418	$2,317
Contingent rentals	29	35	34
	2,484	2,453	2,351
Less: sublease income	(24)	(24)	(22)
	$2,460	$2,429	$2,329

The following table is a summary of the future minimum lease payments under capital and operating leases as of December 31, 2017:

	Capital	Operating
In millions	Leases	Leases(1)
2018	$74	$2,493
2019	74	2,361
2020	74	2,201
2021	73	2,072
2022	73	1,934
Thereafter	974	16,090
Total future lease payments (2)	1,342	$27,151
Less: imputed interest	(672)
Present value of capital lease obligations	$670
(1)	Future operating lease payments have not been reduced by minimum sublease rentals of $171 million due in the future under noncancelable subleases.
(2)

The Company leases pharmacy and clinic space from Target. Amounts related to such capital and operating leases are reflected above. Amounts due in excess of the remaining estimated economic life of the buildings of approximately $1.9 billion are not reflected herein since the estimated economic life of the buildings is shorter than the contractual term of the lease arrangement.

The Company finances a portion of its store development program through sale-leaseback transactions. The properties are generally sold at net book value, which generally approximates fair value, and the resulting leases generally qualify and are accounted for as operating leases. The operating leases that resulted from these transactions are included in the above table. The Company does not have any retained or contingent interests in the stores and does not provide any guarantees, other than a guarantee of lease payments, in connection with the sale-leaseback transactions. Proceeds from sale-leaseback transactions totaled $265 million in 2017, $230 million in 2016 and $411 million in 2015.